                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)

           Delaware                     001-31619              13-3692801
           --------                     ---------              ----------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)       Identification Number)

          388 Greenwich Street, New York, New York                10013
          ------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)

          Registrant's telephone number including area code (212) 816-7496.

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing  obligation of the registrant under any of the following provisions:

          []   Written communications  pursuant to Rule 425 under the Securities
               Act (17CFR 230.425)

          []   Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act (17CFR 240.14a-12)

          []   Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

          []   Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01 Other Events.

          This  current  report on Form 8-K  relates to a  distribution  made to holders  of the  Certificates  issued by the  CorTS  Trust for The Dow
          Chemical Company Debentures.

          The issuer of the  underlying  securities,  or guarantor  thereof,  or successor  thereto,  as  applicable,  is  subject  to the  information reporting  requirements  of the  Securities  Exchange Act of 1934,  as amended (the "Exchange Act").  Periodic reports and other  information required to be filed  pursuant to the  Exchange  Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as  applicable,  may be inspected  and copied at the public  reference facilities  maintained by the Securities and Exchange  Commission (the
          "Commission") at 450 Fifth Street, N.W.,  Washington,  D.C. 20549. The
          Commission   also   maintains   a  site  on  the  World  Wide  Web  at
          "http://www.sec.gov"  at which users can view and  download  copies of reports,  proxy and information statements and other information filed electronically  through the Electronic  Data  Gathering,  Analysis and
          Retrieval system.  Neither  Structured  Products Corp. nor the trustee has  participated in the preparation of such reporting  documents,  or made any due diligence  investigation  with respect to the information provided therein.  Neither  Structured  Products Corp. nor the trustee has  verified  the  accuracy  or  completeness  of such  documents  or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable,  or the underlying securities have not occurred or have not yet been  publicly  disclosed  which would  affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's   Report   with   respect  to  the   November  1,  2004
               Distribution  Date  for the  CorTS  Trust  for  The Dow  Chemical
               Company Debentures

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                By: /s/ Mark C. Graham
                                                Name:   Mark C. Graham
                                                Title:  Authorized Signatory

November 1, 2004

EXHIBIT INDEX

Exhibit                                                                     Page

    1       Trustee's Report with respect to the November 1, 2004
            Distribution Date for the CorTS Trust for The Dow
            Chemical Company Debentures                                        5

                                    Exhibit 1

To the Holders of:
CorTS Trust for The Dow Chemical Company Debentures
6.375% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:      220905202          Class:  A
*CUSIP:      220905AA1          Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for The Dow
Chemical   Company   Debentures,   hereby  gives  notice  with  respect  to  the
Distribution Date of November 1, 2004 (the "Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed  as a dollar  amount per $25 Class A  Certificate  and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

             Class          Principal        Interest         Total Distribution
             A              $  0.000000      $   0.796875     $  0.796875
             B              $  0.000000      $   5.000000     $  5.000000

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

4.   $32,215,000  aggregate  principal amount of The Dow Chemical Company 7.375%
     Debentures  due November 1, 2029 (the "Term Assets") are held for the above trust.

5.   At the  close of  business  on the  Distribution  Date,  1,288,600  Class A
     Certificates   representing  $32,215,000  aggregate  Certificate  Principal
     Balance and $32,215,000  aggregate  Notional Amount of Class B Certificates were outstanding.

6.   The  current  rating of the Term  Assets is not  provided  in this  report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The  McGraw-Hill  Companies,  Inc.,  by  calling  212-438-2400  and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.